Exhibit 10.1

as of March 13, 2008

Global Operating LLC

Global Companies LLC

Global Montello Group Corp.

Glen Hes Corp.

Chelsea Sandwich LLC

800 South Street

Waltham, Massachusetts  02454

Attention:  Thomas Hollister, Chief Operating Officer

Re:          Waiver of 2007 Capital Expenditure Covenant and Seventh Amendment

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of October 4, 2005 (as amended and in effect from time to time, the “Credit Agreement”) by and among Global Operating LLC (“Global Operating”), Global Companies LLC (“Global LLC”), Global Montello Group Corp. (“Montello”), Glen Hes Corp. (“Glen Hes”), Chelsea Sandwich LLC (“Chelsea” and, collectively with Global Operating, Global LLC, Montello and Glen Hes, the “Borrowers” and each individually, a “Borrower”), Global Partners LP, Global GP LLC, the Lenders (as such term is defined in the Credit Agreement) from time to time party thereto, and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) and L/C Issuer, with Banc of America Securities LLC (“BAS”) as sole lead arranger and sole book manager.  Unless otherwise defined herein, capitalized terms shall have the same meanings as specified therefor in the Credit Agreement.

As you are aware, pursuant to Section 7.19 of the Credit Agreement, neither the Loan Parties nor any of their respective Subsidiaries shall make or become legally obligated to make any Capital Expenditure in any fiscal year that exceed, in the aggregate for all Loan Parties, $10,000,000 for such fiscal year.  The Borrowers have informed the Administrative Agent and the Lenders that the Loan Parties made Capital Expenditures in the 2007 fiscal year which exceed $10,000,000.  As such, the Loan Parties are not in compliance with the covenant contained in Section 7.19 of the Credit Agreement for the fiscal year ended December 31, 2007.

The Borrowers have requested that the Lenders and the Administrative Agent waive, to the limited extent necessary to permit the above-referenced non-compliance, the provisions of Section 7.19 of the Credit Agreement for the fiscal year ended December 31, 2007.  In addition, the Borrowers have also requested that the Lenders and the Administrative Agent amend the provisions of Section 7.19 of the Credit Agreement to permit the Loan Parties to make or become legally obligated to make Capital Expenditures for the fiscal year ending December 31, 2008 which do not exceed $12,000,000 for such fiscal year.

In response to your request, upon the effectiveness of this letter as described in the paragraph below, (a) the Lenders and the Administrative Agent hereby waive the provision of Section 7.19 of the Credit Agreement solely to the extent necessary to permit the above-referenced non-compliance for the fiscal year ended December 31, 2007; and (b) the Lenders, the Administrative Agent and the Loan Parties, by their signature below, hereby agree that Section 7.19 of the Credit Agreement shall be amended by deleting the text of Section 7.19 in its entirety and restating it as follows:

 “Make or become legally obligated to make any Capital Expenditures (a) in any fiscal year other than the fiscal year ending December 31, 2008 that exceed, in the aggregate for all Loan Parties, $10,000,000 for such fiscal year; and (b) in the fiscal year ending December 31, 2008 that exceed, in the aggregate for all Loan Parties, $12,000,000 for such fiscal year.”

The Loan Parties hereby represent and warrant that, on and as of the date hereof, (a) except as expressly set forth above, no Default or Event of Default has occurred and is continuing under the Credit Agreement and each of the other Loan Documents; and (b) each of the representations and warranties made by it in Article V of the Credit Agreement remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, and to the extent that such representations and warranties relate expressly to an earlier date).

This waiver letter shall not become effective until the Administrative Agent receives an original counterpart of this letter, duly executed by the Loan Parties, the required Lenders and the Administrative Agent.

Nothing contained in this waiver letter shall be construed to imply a willingness on the part of the Administrative Agent and the Lenders to grant any similar or other future waivers or modifications of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

Except as specifically waived hereby, each of the terms and conditions of the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect.  Nothing contained herein shall in any way prejudice, impair or effect any rights or remedies of the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents.

This waiver letter may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

THIS WAIVER LETTER SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW).

Please acknowledge the foregoing by executing and returning fifteen (15) copies of this letter to Marion Giliberti Barish, Esq., Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110.

Very truly yours,

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Todd Mac Neill
Title: Vice President

BANK OF AMERICA, N.A., as
a Lender and L/C Issuer

By:	/s/ Christen A. Lacey
Title: Principal

STANDARD CHARTERED BANK, as
a Lender

By:	/s/ Patricia Doyle
Title: Director
Commodity Corporate-Traders

By:	/s/ Robert K. Reddington
Title: AVP/Credit Documentation
Credit Risk Control

JPMORGAN CHASE BANK, N.A., as
a Lender

By:	/s/ John M. Hariaczyi
John M. Hariaczyi

SOCIETE GENERALE, as a Lender

By:	/s/ Barbara Paulsen
Title: Managing Director

By:	/s/ Emmanuel Chesneau
Title: Managing Director

RBS CITIZENS, N.A.,
as a Lender

By:	/s/ Marina Grassi
Title: Senior Vice President

SOVEREIGN BANK, as a Lender

By:	/s/ Elisabet Hayes
Title: Vice President

FORTIS CAPITAL CORP., as a Lender

By:	/s/ Susan Durney
Title: Director

By:	/s/ Antonio J. Nanez
Title: Director

WEBSTER BANK NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Carol Carver
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Keven D. Smith
Title: Senior Vice President

TD BANKNORTH, N.A.,
as a Lender

By:	/s/ John Mercier
Title: Senior Vice President

WELLS FARGO BANK, N.A.
as a Lender

By:	/s/ M.W. Sweeney
Title: Vice President

WACHOVIA BANK,
NATIONAL ASSOCIATION
as a Lender

By:	/s/ D.M. Grondin
Title: Senior Vice President

CALYON NEW YORK BRANCH
as a Lender

By:	/s/ Mark Lyoff
Title: Managing Director

By:	/s/ Michael Kermarrec
Title: Senior Associate

ACCEPTED AND AGREED TO

AS OF THE DATE FIRST ABOVE WRITTEN:

GLOBAL OPERATING LLC

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title: Thomas J. Hollister
Chief Operating Officer and Chief Financial Officer

GLOBAL COMPANIES LLC

By:  Global Operating LLC, its sole member

By:  Global Partners LP, its sole member

By:  Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title:	Thomas J. Hollister
Chief Operating Officer and Chief Financial Officer

GLOBAL MONTELLO GROUP CORP.

By:	/s/ Thomas J. Hollister
Title:	Thomas J. Hollister
Chief Operating Officer and Chief Financial Officer

GLEN HES CORP.

By:	/s/ Thomas J. Hollister
Title:	Thomas J. Hollister
Chief Operating Officer and Chief Financial Officer

CHELSEA SANDWICH LLC
By: Global Operating LLC, its sole member
By: Global Partners LP, its sole member
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title:	Thomas J. Hollister
Chief Operating Officer and Chief Financial Officer

GLOBAL PARTNERS LP
By: Global GP LLC, its general partner

By:	/s/ Thomas J. Hollister
Title:	Thomas J. Hollister
Chief Operating Officer and Chief Financial Officer

GLOBAL GP LLC

By:	/s/ Thomas J. Hollister
Title:	Thomas J. Hollister
Chief Operating Officer and Chief Financial Officer